                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported):  May 5, 2000



                                   SALON.COM
            (Exact name of registrant as specified in its charter)


            Delaware                    0-27886                  94-3228750
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer)
 incorporation or organization)                              Identification No.)



                         22 Fourth Street, 16th Floor
                       San Francisco, California  94103
             (Address of principal executive offices)  (Zip Code)



      Registrant's telephone number, including area code:  (415) 645-9200

Item 2.  Acquisition or Disposition of Assets.

     On May 5, 2000 (the "Effective Time"), pursuant to an Agreement and Plan of Reorganization dated as of May 5, 2000 (the "Merger Agreement") among Salon.com, a Delaware corporation ("Salon"), Target Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Salon ("Merger Sub"), MP3Lit.com, a Nevada corporation ("Target") and Gary Hustwit, Valerie Hustwit and William Hustwit (collectively, the "Target Shareholders"), Salon completed its acquisition of Target by merging Merger Sub with and into Target (the "Merger") with Target continuing as the surviving corporation (the "Surviving Corporation") and a wholly-owned subsidiary of Salon. The description contained in this Item 2 of certain aspects of the transactions contemplated by the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1.
                                              -----------

     At the Effective Time and pursuant to the terms of the Merger Agreement, the 25,000 shares of Target common stock issued and outstanding immediately prior to the Effective Time were converted and exchanged into the right to receive the following: (i) an aggregate of 1,268,000 shares of Salon common stock; (ii) an aggregate of $400,000 cash, and (iii) warrants to purchase an aggregate of 100,000 shares of Salon common stock at a price of $10.50 per share; (the Salon common stock, cash and warrants together, the "Merger Consideration").

     The Merger Consideration was determined through arms-length negotiation. There were no material relationships between the Target Shareholders and Salon or any of its affiliates, any director or officer of Salon or any associate of any such director or officer prior to the Merger.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Pursuant to Item 7 (a)(4) of Form 8-K, the financial statements of Target required pursuant to Rule 3-05 of Regulation S-X will be filed as soon as practicable, but no later than sixty (60) days from the date this form was filed.

(b) Pursuant to Item 7 (a)(4) of Form 8-K, the pro forma financial information of Target required pursuant to Article 11 of Regulation S-X will be filed as soon as practicable, but no later than sixty (60) days from the date this form was filed.

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Exhibits.

Exhibit No.           Description
----------            -----------
2.1                  Agreement and Plan of Reorganization dated as of May 5, 2000, among
                     Salon.com, a Delaware corporation, Target Acquisition Corporation, a
                     Delaware corporation and wholly-owned subsidiary of Salon, MP3Lit.com, a
                     Nevada corporation and Gary Hustwit, Valerie Hustwit and William Hustwit.
2.2                  Articles of Merger filed with the Secretary of State of the State of Nevada on May 5, 2000.
2.3                  Certificate of Merger filed with the Secretary of State of the State of
                     Delaware on May 5, 2000.
99.1                 Press release dated May 8, 2000 announcing the execution of the Merger
                     Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 19, 2000

                                         SALON.COM



                                      By: /s/  Todd Hagen
                                          ---------------------------------
                                          Todd Hagen, Chief Financial
                                          Officer, Vice President of Finance
                                          and Administration and Secretary
                                          (Principal Financial Officer)

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.          Description
-----------          -----------
2.1                  Agreement and Plan of Reorganization dated as of May 5, 2000, among
                     Salon.com, a Delaware corporation, Target Acquisition Corporation, a
                     Delaware corporation and wholly-owned subsidiary of Salon, MP3Lit.com, a
                     Nevada corporation and Gary Hustwit, Valerie Hustwit and William Hustwit.
2.2                  Articles of Merger filed with the Secretary of State of the State of Nevada on May 5, 2000.
2.3                  Certificate of Merger filed with the Secretary of State of the State of
                     Delaware on May 5, 2000.
99.1                 Press release dated May 8, 2000 announcing the execution of the Merger
                     Agreement.